Note 42	12 Months Ended
Dec. 31, 2025
Other Operating Income Expense [Abstract]
Disclosure of other operating income (expense) [text block]	Other operating income and expense
The breakdown of the balance under the heading “Other operating income” in the consolidated income statements is as follows:

OTHER OPERATING INCOME (MILLIONS OF EUROS)

	2025	2024	2023
Gains from sales of non-financial services	373	354	347
Other operating income	316	269	272
Total	688	623	619
The breakdown of the balance under the heading “Other operating expense” in the consolidated income statements is as follows:

OTHER OPERATING EXPENSE (MILLIONS OF EUROS)

	2025	2024	2023
Change in inventories	149	165	151
Contributions to guaranteed banks deposits funds ⁽¹⁾	656	636	1,017
Hyperinflation adjustment ⁽²⁾	742	1,775	2,007
Other operating expense ⁽³⁾	1,066	1,374	867
Total	2,614	3,951	4,042
(1) In 2025 and 2024, no contributions were made to the European Single Resolution Fund (SRF) since the constitution phase of the fund has been completed. Likewise, the Deposits Guarantee Fund of Credit Institutions in Spain reached in 2023 the minimum coverage level established by the European Regulation with respect to covered deposits, so no additional contributions were necessary for this purpose during 2025 and 2024.
(2) For the years ended December 31, 2025, 2024 and 2023 it includes €356 million, €1,419 million and €1,062 million related to Argentina; €204 million, €348 million and €916 million related to Turkey; and €183 million, €9 million and €28 million related to Venezuela, respectively (see Note 2.2.18).
(3) For the year ended December 2024 and 2023, it includes €285 million and €215 million, respectively, corresponding to the total annual amount disbursed under the temporary tax on credit institutions and financial credit establishments, according to Law 38/2022 of December 27, 2022.